PROPERTY, PLANT AND EQUIPMENT	12 Months Ended
Dec. 31, 2020
PROPERTY, PLANT AND EQUIPMENT [abstract]
Disclosure of property, plant and equipment

14.      PROPERTY, PLANT AND EQUIPMENT

	Oil and gas properties	Vehicles and office equipment and others	Total

Cost:

At January 1, 2019	972,605	5,269	977,874
Additions	78,523	710	79,233
Acquisitions	5,619	-	5,619
Disposals and write-offs	(9,270)	(313)	(9,583)
Exchange differences	8,463	36	8,499

At December 31, 2019	1,055,940	5,702	1,061,642

At January 1,2020	1,055,940	5,702	1,061,642
Additions	74,862	1,383	76,245
Acquisitions	4,418	-	4,418
Disposals and write-offs	(3,018)	(232)	(3,250)
Exchange differences	(33,710)	(139)	(33,849)

At December 31, 2020	1,098,492	6,714	1,105,206

Accumulated depreciation, depletion and amortization and impairment:

At January 1, 2019	(562,144)	(2,347)	(564,491)
Depreciation charge for the year	(54,451)	(411)	(54,862)
Impairment	(2,072)	-	(2,072)
Disposals and write-offs	4,312	278	4,590
Exchange differences	(4,233)	(20)	(4,253)

At December 31, 2019	(618,588)	(2,500)	(621,088)

At January 1, 2020	(618,588)	(2,500)	(621,088)
Depreciation charge for the year	(51,816)	(290)	(52,106)
Impairment	(6,697)	-	(6,697)
Disposals and write-offs	2,163	227	2,390
Exchange differences	18,886	77	18,963

At December 31, 2020	(656,052)	(2,486)	(658,538)

Net book value:
At December 31, 2019	437,352	3,202	440,554

At December 31, 2020	442,440	4,228	446,668

Included in the current year's additions was an amount of approximately RMB2,483 million (2019: approximately RMB3,048 million, 2018: approximately RMB2,838 million) in respect of interest capitalized in property, plant and equipment (note 8). Included also in the depreciation charge for the year was an amount of approximately RMB2,764 million (2019: approximately RMB1,199 million, 2018: approximately RMB1,298 million) in respect of a depreciation charge on dismantlement cost capitalized in oil and gas properties.

Impairment and provision recognized during the year included the impairment loss to reduce the carrying amount of certain oil and gas properties to the recoverable amount. In 2020, impairment losses of RMB6,697 million (2019: RMB2,072 million in North America and China) related to oil and gas properties in North America, Africa and China were recognized as impairment and provision in profit or loss, primarily triggered by the change of reserve assessment and the decline of forecasted oil price.

For both years, the recoverable amount was calculated based on the assets’ value in use and was determined at the cash-generating unit level. The Company identifies a field or a group of fields that could generate cash inflows independently as a cash-generating unit. The principal parameters used in determining the recoverable amount of the Group’s assets include estimates of proved and unproved reserves, future commodity prices that come from the price forecast of respected and independent institutions, combined with internal analysis and judgment of the international market environment, as well as best estimates of drilling and development costs.

The discount rate is derived from the Company’s weighted average cost of capital ("WACC") and is adjusted, where applicable, to take into account any specific risks relating to the country where the asset is located as well as the asset specific characteristics, such as specific tax treatments, cash flow profiles and economic life. The discount rate used for value in use calculations was  7%-12% in 2020 after tax (2019: 8%). A derived pre-tax discount rate would be 7%-16% (2019: 8%-10%).